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                                                                   EXHIBIT 10.67

                            SECOND AMENDMENT TO LEASE
                            -------------------------

     This SECOND AMENDMENT TO LEASE ("SECOND AMENDMENT") is made as of September,30, 1996 by and between the TRUSTEES OF 60 STATE STREET TRUST under Declaration of Trust dated September 10, 1970, recorded with Suffolk Deeds, Book 8389, Page 286, as amended, with an address of c/o Koll Management Services, 60 State Street, Boston, Massachusetts 02109 ("LANDLORD"), and THE PIONEER GROUP, INC., having a mailing address of 60 State Street, Boston, Massachusetts 02109 ("TENANT").

                                    RECITALS
                                    --------

     WHEREAS, Landlord and Tenant entered into a lease dated as of July 3, 1991, as amended by a certain First Amendment to Lease dated as of January 31, 1994 (collectively, the "LEASE"), for certain space ("PREMISES") on the 3rd, 4th 17th, 18th and 19th floors of the building commonly known as 60 State Street, Boston, Massachusetts (the "BUILDING");

     WHEREAS, Landlord has offered, and Tenant has accepted, to lease certain additional space consisting of approximately 7,120 rentable square feet of space, shown as the "FLOOR 6 PREMISES" on the floor plan attached hereto as SECOND AMENDMENT EXHIBIT A and incorporated herein; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the Floor 6 Premises within the Premises and to amend certain terms and conditions of the Lease as described below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, Landlord and Tenant hereby agree that Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Floor 6 Premises on the following terms and conditions:

     1. TERM. The Term for the Floor 6 Premises shall commence on June 16, 1996 and shall expire on December 31, 1998, unless earlier terminated as set forth in the Lease. Notwithstanding Section 2.4.2 or any other provision of the Lease to the contrary, Tenant shall have no right to extend the Term for the Floor 6 Premises beyond December 31, 1998. Landlord and Tenant hereby acknowledge that the Floor 6 Premises shall be deemed Substitute Option Space pursuant to Section 2.1.3(a) and subject to Tenant's rights under Section 2.1.3(b).

     2. ANNUAL FIXED RENT FOR INITIAL TERM AND ADDITIONAL RENT. Annual Fixed Rent for the Floor 6 Premises shall be as follows:

               (i) For the period from June 16, 1996 through March 31, 1997, the Annual Fixed Rent for the Floor 6 Premises shall be $14.00 per rentable square foot ($99,680.00 per annum; $8,306.67 per month).

               (ii) For the period from April 1, 1997 through March 31, 1998, the Annual Fixed Rent for the Floor 6 Premises shall be $14.75 per rentable square foot ($105,020.00 per annum; $8,751.67 per month).



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               (iii)  For the period from April 1, 1998 through December 31,
          1998, the Annual Fixed Rent for the Floor 6 Premises shall be $15.50 per rentable square foot ($110,360.00 per annum; $9,196.67 per month).

          Tenant shall pay additional rent for the Floor 6 Premises on the same terms and conditions as provided in the Lease for the initial Premises.

     3. LANDLORD'S WORK ON THE FLOOR 6 PREMISES. Notwithstanding any provisions of the Lease to the contrary including, without limitation, Sections 3.1 and 3.6, the Floor 6 Premises shall be delivered to Tenant broom-clean and in their then "as is" condition.

     4. TENANT'S WORK ON THE FLOOR 6 PREMISES. Commencing on June 16, 1996, Tenant shall have the right to construct improvements to the Floor 6 Premises subject to Landlord's approval of Tenant's plans and specifications, which approval shall not be unreasonably withheld or delayed, and subject to the other terms and conditions of the Lease including Section 3.5. All Tenant improvements to the Floor 6 Premises shall be performed at Tenant's sole cost and expense, and Landlord shall not be obligated to reimburse or otherwise compensate Tenant for such improvements.

     5. CAPITALIZED TERMS. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

     6. RATIFICATION. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and the Lease shall remain in full force and effect.

EXECUTED under seal as of the date first set forth above.

          LANDLORD:                TRUSTEES OF 60 STATE STREET TRUST

                                   By:  /s/
                                       -----------------------------------
                                   John A. Pirovano, as Trustee of 60 State
                                   Street Trust, for self and co-Trustees but
                                   not individually

          TENANT:                  THE PIONEER GROUP, INC.

                                   By:  /s/
                                       -----------------------------------

                                       its
                                       hereunto duly authorized




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                           SECOND AMENDMENT EXHIBIT A
                           --------------------------

                            Plan of Floor 6 Premises
                            ------------------------







                             [GRAPHIC OF FLOOR PLAN]
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                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledge notice of the Second Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated September 30, 1996 and consent thereto.

                              TRUST COMPANY OF THE WEST, a
                              California corporation, as trustee for
                              TCW REALTY FUND VA, as tenant in common

                              By: /s/
                                  ------------------------------------
                                  Authorized Signatory


                              By:  /s/
                                  ------------------------------------
                                  Authorized Signatory


                              TCW REALTY FUND VB, a California
                              limited partnership, as tenant in common

                              By: TCW ASSET MANAGEMENT COMPANY,
                                  a California corporation, as General Partner

                                  By: /s/
                                      --------------------------------
                                      Authorized Signatory

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory

                              By: WESTMARK REALTY ADVISORS L.L.C.,
                                  a Delaware limited liability company,
                                  as General Partner

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory

                                  By:  /s/
                                      --------------------------------
                                      Authorized Signatory



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                               CONSENT OF LENDERS
                               ------------------

     The undersigned hereby acknowledges notice of the Second Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated September 30, 1996 and consent thereto.

                                   TEACHERS INSURANCE ANNUITY
                                   ASSOCIATION OF AMERICA


                                   By: /s/
                                      -------------------------------
                                      its
                                      hereunto duly authorized









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